Joint Filer Information

Name: Centerbridge Credit Partners General Partner, L.P.

Address: 375 Park Avenue, 11th Floor, New York, New York 10152

Designated Filer: Centerbridge Credit Partners, L.P.

Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNKSF)

Date of Event Requiring Statement: March 25, 2021

Signature:

CENTERBRIDGE CREDIT PARTNERS GENERAL PARTNER, L.P.

By: Centerbridge Credit Cayman GP Ltd., its general partner

By: /s/ Susanne V. Clark

Name: Susanne V. Clark

Title: Authorized Signatory

Name: Centerbridge Credit Partners Master, L.P.

Address: 375 Park Avenue, 11th Floor, New York, New York 10152

Designated Filer: Centerbridge Credit Partners, L.P.

Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNKSF)

Date of Event Requiring Statement: March 25, 2021

Signature:

CENTERBRIDGE CREDIT PARTNERS MASTER, L.P.

By: Centerbridge Credit Partners Offshore General Partner, L.P., its general partner

By: Centerbridge Credit Cayman GP Ltd., its general partner

By: /s/ Susanne V. Clark

Name: Susanne V. Clark

Title: Authorized Signatory

Name: Centerbridge Credit Cayman GP Ltd.

Address: 375 Park Avenue, 11th Floor, New York, New York 10152

Designated Filer: Centerbridge Credit Partners, L.P.

Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNKSF)

Date of Event Requiring Statement: March 25, 2021

Signature:

CENTERBRIDGE CREDIT CAYMAN GP LTD.

By: /s/ Susanne V. Clark

Name: Susanne V. Clark

Title: Authorized Signatory

Name: Centerbridge Credit Partners Offshore General Partner, L.P.

Address: 375 Park Avenue, 11th Floor, New York, New York 10152

Designated Filer: Centerbridge Credit Partners, L.P.

Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNKSF)

Date of Event Requiring Statement: March 25, 2021

Signature:

CENTERBRIDGE CREDIT PARTNERS OFFSHORE GENERAL PARTNER, L.P.

By: Centerbridge Credit Cayman GP Ltd., its general partner

By: /s/ Susanne V. Clark

Name: Susanne V. Clark

Title: Authorized Signatory

Name: Centerbridge Capital Partners II (Cayman), L.P.

Address: 375 Park Avenue, 11th Floor, New York, New York 10152

Designated Filer: Centerbridge Credit Partners, L.P.

Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNKSF)

Date of Event Requiring Statement: March 25, 2021

Signature:

CENTERBRIDGE CAPITAL PARTNERS II (CAYMAN), L.P.

By: Centerbridge Associates II (Cayman), L.P.,

its general partner

By: CCP II Cayman GP Ltd., its

general partner

By: /s/ Susanne V. Clark

Name: Susanne V. Clark

Title: Authorized Signatory

Name: Centerbridge Capital Partners SBS II (Cayman), L.P.

Address: 375 Park Avenue, 11th Floor, New York, New York 10152

Designated Filer: Centerbridge Credit Partners, L.P.

Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNKSF)

Date of Event Requiring Statement: March 25, 2021

Signature:

CENTERBRIDGE CAPITAL PARTNERS SBS II (CAYMAN), L.P.

By: CCP II Cayman GP Ltd., its

general partner

By: /s/ Susanne V. Clark

Name: Susanne V. Clark

Title: Authorized Signatory

Name: Centerbridge Associates II (Cayman), L.P.

Address: 375 Park Avenue, 11th Floor, New York, New York 10152

Designated Filer: Centerbridge Credit Partners, L.P.

Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNKSF)

Date of Event Requiring Statement: March 25, 2021

Signature:

CENTERBRIDGE ASSOCIATES II (CAYMAN), L.P.

By: CCP II Cayman GP Ltd., its

general partner

By: /s/ Susanne V. Clark

Name: Susanne V. Clark

Title: Authorized Signatory

Name: CCP II Cayman GP Ltd.

Address: 375 Park Avenue, 11th Floor, New York, New York 10152

Designated Filer: Centerbridge Credit Partners, L.P.

Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNKSF)

Date of Event Requiring Statement: March 25, 2021

Signature:

CCP II CAYMAN GP LTD.

By: /s/ Susanne V. Clark

Name: Susanne V. Clark

Title: Authorized Signatory

Name: Centerbridge Special Credit Partners General Partner II AIV IV (Cayman), L.P.

Address: 375 Park Avenue, 11th Floor, New York, New York 10152

Designated Filer: Centerbridge Credit Partners, L.P.

Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNKSF)

Date of Event Requiring Statement: March 25, 2021

Signature:

CENTERBRIDGE SPECIAL CREDIT PARTNERS II AIV IV (CAYMAN), L.P.

By: Centerbridge Special Credit Partners General

Partner II (Cayman), L.P., its general partner

By: CSCP II Cayman GP Ltd., its general partner

By: /s/ Susanne V. Clark

Name: Susanne V. Clark

Title: Authorized Signatory

Name: Centerbridge Special Credit Partners General Partner II (Cayman), L.P.

Address: 375 Park Avenue, 11th Floor, New York, New York 10152

Designated Filer: Centerbridge Credit Partners, L.P.

Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNKSF)

Date of Event Requiring Statement: March 25, 2021

Signature:

CENTERBRIDGE SPECIAL CREDIT PARTNERS GENERAL PARTNER II (CAYMAN), L.P.

By: CSCP II Cayman GP Ltd., its

general partner

By: /s/ Susanne V. Clark

Name: Susanne V. Clark

Title: Authorized Signatory

Name: CSCP II Cayman GP Ltd.

Address: 375 Park Avenue, 11th Floor, New York, New York 10152

Designated Filer: Centerbridge Credit Partners, L.P.

Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNKSF)

Date of Event Requiring Statement: March 25, 2021

Signature:

CSCP II CAYMAN GP LTD.

By: /s/ Susanne V. Clark

Name: Susanne V. Clark

Title: Authorized Signatory

Name: Jeffrey H. Aronson

Address: 375 Park Avenue, 11th Floor, New York, New York 10152

Designated Filer: Centerbridge Credit Partners, L.P.

Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNKSF)

Date of Event Requiring Statement: March 25, 2021

Signature:

Jeffrey H. Aronson

/s/ Jeffrey H. Aronson

Name: Centerbridge Special Credit Partners II, L.P.

Address: 375 Park Avenue, 11th Floor, New York, New York 10152

Designated Filer: Centerbridge Credit Partners, L.P.

Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNKSF)

Date of Event Requiring Statement: March 25, 2021

Signature:

CENTERBRIDGE SPECIAL CREDIT PARTNERS II, L.P.

By: Centerbridge Special Credit Partners General Partner II, L.P.,

its general partner

By: CSCP II Cayman GP Ltd., its

general partner

By: /s/ Susanne V. Clark

Name: Susanne V. Clark

Title: Authorized Signatory

Name: Centerbridge Special Credit Partners General Partner II, L.P.

Address: 375 Park Avenue, 11th Floor, New York, New York 10152

Designated Filer: Centerbridge Credit Partners, L.P.

Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNKSF)

Date of Event Requiring Statement: March 25, 2021

Signature:

CENTERBRIDGE SPECIAL CREDIT PARTNERS GENERAL PARTNER II, L.P.

By: CSCP II Cayman GP Ltd., its

general partner

By: /s/ Susanne V. Clark

Name: Susanne V. Clark

Title: Authorized Signatory